UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Nationwide Mutual Funds
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Nationwide Funds Shareholders

Your Guide to Helpful Information about our Proxy

Vote Today

As a shareholder of certain Nationwide Funds, we are sending you very important and timely information regarding your investments. Enclosed you will find a notice, combined proxy statement/prospectus, Aberdeen Funds’ prospectus and proxy card (or cards if you are a shareholder of multiple funds) providing detailed information about the reorganization proposal of your Nationwide Fund into a newly created Aberdeen Fund.

On Oct. 1, 2007, Nationwide Financial Services, Inc. sold Nationwide Fund Advisors’ (NFA) active equity investment management business to Aberdeen Asset Management Inc. (Aberdeen). This sale was the FIRST STEP in a TWO STEP transaction.

STEP ONE: How we got here.

Since October, certain Nationwide Funds that were managed by NFA became sub-advised by Aberdeen. In November 2007, the Nationwide Funds’ Board of Trustees approved a reorganization of your Nationwide Fund(s) into a new corresponding Aberdeen Fund.

Pending your approval, the same portfolio managers and other investment professionals who have provided day-to-day portfolio management to your Nationwide Fund(s) (except for Nationwide Tax-Free Income Fund) will provide day-to-day portfolio management to the corresponding Aberdeen Fund.

STEP TWO: we need your vote!

Please vote today for the proposal to approve the reorganization of 26 Nationwide Funds (please see back cover for full list of funds) into corresponding Aberdeen Funds. The Nationwide Mutual Funds’ Board of Trustees has reviewed this proposal and believes that the reorganization is in the best interest of shareholders, and recommends that you vote FOR the proposal.

In addition to the detailed question and answer section in the proxy statement/prospectus, we have created this useful guide with some helpful information regarding the proposal including how and why to vote.

Remember, no matter how large or small your holdings may be, every vote counts. Your rapid response will help us to avoid additional proxy communication and solicitation costs.

How do I vote my shares?

There are three ways to vote:

1.              Call the toll-free number on your proxy card/voting instruction form from a touch-tone telephone and follow the automated instructions. Your individual control number, printed on your proxy card, will be required.

2.              Visit the website indicated on your proxy card/voting instruction form and follow the online instructions. Your individual control number, printed on your proxy card, will be required.

3.              Mail your completed proxy card/voting instruction form in the enclosed postage-paid envelope. Be sure to sign and date the card(s)/form(s) before mailing.

Voting by phone or Internet is available 24 hours a day, 7 days a week. If you have any difficulties in voting, or if you have questions regarding the proposal, please call 1-866-745-0266.

Proxy Questions and Answers

What am I being asked to do?

1. Read the enclosed proxy statement/prospectus.

2. Review the voting instructions provided.

3. Sign, date and VOTE your proxy card/voting instruction form! No matter how large or small your holdings may be, it is critical to the success of the fund reorganization that your vote is received by the date of the shareholder meeting.

What is a mutual fund reorganization?

A mutual fund reorganization is a type of fund combination that occurs when the shares of one fund are exchanged for the shares of another fund. The Aberdeen Funds’ acquisition of the 26 Nationwide Funds is a mutual fund reorganization.

In terms of the proposed Nationwide Funds’ reorganization, Aberdeen Funds has created 26 new funds to acquire the assets and liabilities of the 26 Nationwide Funds. Subject to shareholder approval, the shares of each Nationwide mutual fund will be exchanged for shares of its corresponding Aberdeen Fund.

Shareholders of the Nationwide Funds will receive shares of the corresponding Aberdeen Fund(s) in the same class they currently hold at Nationwide Funds.

What does the Nationwide Board recommend that I vote FOR?

The Nationwide Mutual Funds’ Board of Trustees has reviewed the proposal and unanimously recommends that you vote FOR the proposal to reorganize your Nationwide Fund(s) to a corresponding portfolio of the Aberdeen Funds.

What happens if the Fund Reorganization is approved?

You will become a shareholder of Aberdeen Funds. Aberdeen will serve as the investment advisor to your Fund with the same portfolio managers (except for the Nationwide Tax-Free Income Fund) who currently manage your Nationwide Fund.

Will there be any changes to the Funds’ investment objectives or strategies?

The portfolio managers will continue to use the identical or very similar investment objectives and investment strategies that are currently in place for your Nationwide Fund(s). The only exception applies to the investment strategies involved in fund reorganizations relating to the Nationwide Hedged Core Equity Fund (proposed to be reorganized into the Aberdeen Hedged Core Equity Fund) and the Nationwide U.S. Growth Leaders Fund (proposed to be reorganized into the Aberdeen Select Growth Fund). Detailed information is outlined further in the proxy statement/prospectus.

Will there be any changes to the fees associated with my Nationwide Fund?

The proposal is not expected to result in any significant change in the amount of overall Fund expenses paid by the shareholder.

Aberdeen has agreed to cap expenses—subject to exclusions that also applied to your Nationwide Fund(s) —for the Aberdeen Fund at the same ratio as the corresponding Nationwide Fund for a two-year time period following the date of the reorganization.

A more detailed comparison of the fees and expenses of each of the 26 Nationwide Funds compared to the corresponding Aberdeen Fund can be found in the enclosed proxy statement/ prospectus.

How do I sign the proxy card/voting instruction form?

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card/voting instruction form.

Joint accounts: At least one owner must sign, and the signature must conform exactly to one of the names shown on the account registration.

All other accounts: The person signing must indicate his or her role in the account. For example, a trustee for a trust should include his or her title when signing, such as “Jane Doe, Trustee,” or an authorized officer of a company should indicate his or her position with the company, such as “John Smith, President.”

Where can I go to find out more about Aberdeen Asset Management?

For more information about Aberdeen Asset Management Inc, please visit www.aberdeeninvestments.com.

Will the Nationwide Funds’ names change to Aberdeen Funds?

Yes, please review the chart below to see the name of the Aberdeen Fund that, upon shareholder approval, will acquire your Nationwide Fund:

Current Nationwide Fund Name	Proposed Aberdeen Fund Name
Nationwide China Opportunities Fund	Aberdeen China Opportunities Fund
Nationwide Emerging Markets Fund	Aberdeen Developing Markets Fund
Nationwide Global Financial Services Fund	Aberdeen Global Financial Services Fund
Nationwide Global Utilities Fund	Aberdeen Global Utilities Fund
Nationwide Health Sciences Fund	Aberdeen Health Sciences Fund
Nationwide Hedged Core Equity Fund	Aberdeen Hedged Core Equity Fund
Nationwide International Growth Fund	Aberdeen International Equity Fund
Nationwide Leaders Fund	Aberdeen Select Equity Fund
Nationwide Market Neutral Fund	Aberdeen Market Neutral Fund
Nationwide Mid Cap Growth Leaders Fund	Aberdeen Select Mid Cap Growth Fund
Nationwide Natural Resources Fund	Aberdeen Natural Resources Fund
Nationwide Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Defensive
Nationwide Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Growth
Nationwide Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate
Nationwide Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Moderate Growth
Nationwide Optimal Allocations Fund: Specialty	Aberdeen Optimal Allocations Fund: Specialty
Nationwide Small Cap Core Fund	Aberdeen Small Cap Opportunities Fund
Nationwide Small Cap Fund	Aberdeen Small Cap Fund
Nationwide Small Cap Growth Opportunities Fund	Aberdeen Small Cap Growth Fund
Nationwide Small Cap Leaders Fund	Aberdeen Select Small Cap Fund
Nationwide Small Cap Value Fund	Aberdeen Small Cap Value Fund
Nationwide Tax-Free Income Fund	Aberdeen Tax-Free Income Fund
Nationwide Technology and Communications Fund	Aberdeen Technology and Communications Fund
Nationwide U.S. Growth Leaders Fund	Aberdeen Select Growth Fund
Nationwide U.S. Growth Leaders Long-Short Fund	Aberdeen Equity Long-Short Fund
Nationwide Worldwide Leaders Fund	Aberdeen Select Worldwide Fund

Voting by phone or Internet is available 24 hours a day, 7 days a week.

If you have any difficulties in voting, or if you have questions regarding the proposal, please call: 1 -866-745-0266
AOE-0003-0308